FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) January 31, 2000




                        Realty Parking Properties II L.P.
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                        000-20147                  52-1710286
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification Number)


  225 East Redwood Street, Baltimore, Maryland                       21202
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A

         (Former name or former address, if changed since last report.)

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                        REALTY PARKING PROPERTIES II L.P.



                                      Index

                                                                                Page(s)



Item 1   Changes in Control of Registrant                                     Inapplicable

Item 2   Acquisition or Disposition of Assets                                       1

Item 3   Bankruptcy or Receivership                                           Inapplicable

Item 4   Changes in Registrant's Certifying Accountant                        Inapplicable

Item 5   Other Events                                                         Inapplicable

Item 6   Resignations of Registrant's Directors                               Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                                         1
                  Pro Forma Balance Sheet as of March 31, 1997                      2
                  Pro Forma Statement of Operations for the year
                           ending December 31, 1996                                 3
                  Pro Forma Statement of Operations for the three months
                           ended March 31, 1997                                     4
                  Notes to Pro Forma Financial Statements                           5

Item 8   Change in Fiscal Year                                                Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S                  Inapplicable

Signatures                                                                           6

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                        REALTY PARKING PROPERTIES II L.P.




Item 2.  Acquisition or Disposition of Assets

        On January 31, 2000, the Fund sold its 600-car parking garage, located in Dallas, Texas for $7,000,000, including cash of $6,450,000 and a second lien promissory note of $550,000. The Fund's investment in the property was $3,673,210, net of accumulated depreciation of $512,472. The capital gain from the sale totalled $2,997,000, net of expenses of $329,790.

        The second lien promissory note of $550,000 is secured by a Second Deed of Trust and is due on or before October 31, 2000. Interest on the unpaid principal balance shall accrue at the rate of 15% per annum.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma Balance Sheet assumes the sale of the Dallas, Texas property on September 30, 1999. The unaudited pro forma Statements of Operations assume the sale of the property on January 1, 1998, and January 1, 1999.

     This information should be read in conjunction with the Fund's Form 10-K for the year ended December 31, 1998 and its Form 10-Q for the period ended September 30, 1999.

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                        REALTY PARKING PROPERTIES II L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                                             Sept. 30,
                                                                               1999           Pro Forma                Pro Forma
                                                                            Historical       Adjustments                Results

Assets
  Investment in real estate. net                                          $  19,721,395     $  (3,695,050) (1)      $  16,026,345
  Cash and cash equivalents                                                   4,964,309                                 4,964,309
  Accounts receivable                                                           519,073          (103,080) (2)            415,993
  Note receivable                                                                   -             550,000  (1)            550,000

                                                                          $  25,204,777     $  (3,248,130)          $  21,956,647


Liabilities and Partners' Capital
    Accounts payable and prepaid rent                                     $      31,084     $                       $      31,084
    Due to affiliates                                                           346,903                                   346,903
    Real estate taxes payable                                                   241,900          (103,080) (2)            138,820
    Note payable                                                              2,361,000                                 2,361,000
                                                                              2,980,887          (103,080)              2,877,807


  Partners' Capital
    General Partner                                                             (87,195)          (31,451) (1)           (118,646)
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,392,800 units outstanding                                          22,310,985        (3,113,600) (1)         19,197,386
    Subordinated Limited Partner                                                    100                                       100
                                                                             22,223,890        (3,145,050)             19,078,840

                                                                          $  25,204,777     $  (3,248,130)          $  21,956,647

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                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited


                                                                       Nine Mos.
                                                                       Sept. 30,
                                                                         1999            Pro Forma           Pro Forma
                                                                      Historical        Adjustments           Results

Revenues

  Gain from sale of property                                        $  6,311,322     $       -              $ 6,311,322
  Parking lot rental                                                   1,910,317        (248,741) (3)         1,661,576
  Interest income                                                         43,782                                 43,782
                                                                       8,265,421        (248,741)             8,016,680

Expenses

  Administrative, including amounts to related party                      77,550                                 77,550
  Professional fees                                                       16,322                                 16,322
  Management fees to related party                                       149,383         (22,500) (3)           126,883
  Interest expense                                                       152,705                                152,705
  Depreciation                                                           122,690         (65,520) (3)            57,170
  Amortization                                                             3,003                                  3,003
                                                                         521,653         (88,020)               433,633

Net earnings                                                        $  7,743,768     $  (160,721) (4)       $ 7,583,047


Net earnings per unit of assignee and
  limited partnership interests-basic                               $       5.50     $     (0.11) (5)       $      5.39


Cash distribution per unit of assignee and
  limited partnership interests                                     $       7.22     $     (0.11) (5)       $      7.11

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                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited


                                                                          Twelve Mos.
                                                                           Dec. 31,
                                                                             1998           Pro Forma              Pro Forma
                                                                          Historical       Adjustments              Results

Revenues

  Parking lot rental                                                    $  2,303,706     $   (291,936) (3)       $  2,011,770
  Interest income                                                             26,396                                   26,396
                                                                           2,330,102         (291,936)              2,038,166

Expenses

  Administrative, including amounts to related party                          85,880                                   85,880
  Professional fees                                                           58,756                                   58,756
  Management fees to related party                                           207,996          (30,000) (3)            177,996
  Interest expense                                                           245,770
  Depreciation                                                               172,332          (87,361) (3)
  Amortization                                                                 6,000                                    6,000
                                                                             776,734         (117,361)                328,632

Net earnings                                                            $  1,553,368     $   (174,575) (4)       $  1,709,534


Net earnings per unit of assignee and
  limited partnership interests-basic                                   $       1.10     $      (0.12) (5)       $       0.98


Cash distribution per unit of assignee and
  limited partnership interests                                         $       1.03     $      (0.12) (5)       $       0.91

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                        REALTY PARKING PROPERTIES II L.P.
                     Notes to Pro Forma Financial Statements
                                    Unaudited

Note 1
        On January 31, 2000 the Fund sold its 600-car parking garage, located in Dallas, Texas for $7,000,000, including cash of $6,450,000 and a second lien promissory note of $550,000. The Fund's investment in the property was $3,673,210, net of accumulated depreciation of $512,472. Investment in real estate and partners' capital have been adjusted to reflect the sale of the property as of September 30, 1999 and the related distribution of net sales proceeds in accordance with the Partnership Agreement.

        The second lien promissory note of $550,000 is secured by a Second Deed of Trust and is due on or before October 31, 2000. Interest on the unpaid principal balance shall accrue at the rate of 15% per annum.

Note 2
     Accounts receivable and real estate taxes payable have been adjusted to reflect reductions in these items as if the property was sold as of September 30, 1999.

Note 3
     Parking lot rental income, management fees and depreciation expense have been adjusted to reflect reductions in these items as if the property was sold at the beginning of each period. The capital gain realized on the sale of the property totalled $2,997,000 (net of expenses of $329,790) is not included in the pro forma statements of operations.

Note 4
     There is no difference between the Fund's net earnings for income tax purposes and net earnings for financial reporting purposes.

Note 5
     Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations for the twelve months ended December 31, 1998, and the nine months ended September 30, 1999, are based upon 1,392,800 units outstanding. The cash distributions were derived from net earnings from operations and sales proceeds during the respective periods of operations.

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                        REALTY PARKING PROPERTIES II L.P.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REALTY PARKING PROPERTIES II  L.P.





DATE:       2/15/00                   By:    /s/  John M. Prugh
                                        John M. Prugh
                                        President
                                        Realty Parking Company II, Inc.
                                        General Partner

DATE:       2/15/00                   By:    /s/   Timothy M. Gisriel
                                        Timothy M. Gisriel
                                        Treasurer
                                        Realty Parking Company II, Inc.
                                        General Partner

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